Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of                     , 2008, among Exactech, Inc., a Florida corporation (the “Company”) and each of the Holders (as defined herein).

WHEREAS, the Company and certain preferred stockholders and officers of Altiva Corporation, a Delaware corporation (“Altiva”) have entered into an Agreement and Plan of Merger dated as of December 7, 2007 (the “Merger Agreement”), pursuant to the terms of which Altiva will merge with and into Exactech Spine, Inc., a wholly-owned subsidiary of the Company, with the effect that Altiva will survive the merger; and

WHEREAS, the Holders will receive in the transaction contemplated by the Merger Agreement shares of the common stock, par value $0.01 of the Company (the “EXAC Stock”); and

WHEREAS, the resale of the Shares (as defined herein) may require registration under the Securities Act (as defined herein); and

WHEREAS, the Company desires to provide certain registration rights to the Holders pursuant to the terms of this Agreement.

NOW, THEREFORE, in consideration of the premises and covenants set forth in the Merger Agreement and this Agreement, the parties agree as follows:

1. Definitions. Terms defined in the Merger Agreement are used as therein defined unless otherwise defined in this Agreement. In addition, the following terms shall have the meanings indicated:

“Affiliate” has the meaning given to that term pursuant to Rule 12b-2 under the Exchange Act.

“Commission” means the Securities and Exchange Commission, or any other federal agency then administering the Securities Act.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Holder” or “Holders” means (i) the persons set forth in Exhibit A attached hereto and (ii) any subsequent holder or holders of any of the Shares that remain as “restricted securities” within the meaning of Rule 144 of the Commission under the Securities Act.

“Lock-Up” has the meaning given to that term in Section 3 of this Agreement.

“Lock-Up Period” has the meaning given to that term in Section 3 of this Agreement.

“Prospectus” means the prospectus relating to the Shares included in the applicable Registration Statement, and any such prospectus as supplemented by any and all prospectus supplements and as amended by any and all amendments (including post-effective amendments) and including all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Required Period” means the period lasting until the earlier of (i) date that all of the Shares have been sold or (ii) the date that all of the Shares may be freely traded without registration under Rule 144 promulgated under the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended.

“Selling Holder” means, with respect to a specified registration pursuant to this Agreement, Holders whose Shares are included in such Registration Statement.

“Shares” mean (i) the shares of the EXAC Stock acquired by the Holders pursuant to the Merger Agreement at the Closing, (ii) any additional shares of capital stock of the Company received as a result of a stock dividend, stock split or other distribution with respect to any Shares, and (iii) any other shares of capital stock of the Company or any successor thereof received with respect to any Shares as a result of any merger, reorganization or recapitalization or other business combination transaction.

2. Representations and Warranties

(a) Representations and Warranties of the Company. The Company hereby represents and warrants that it has the requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereunder. The execution, delivery and performance of this Agreement and the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Company, and, assuming this Agreement constitutes a valid and binding obligation of the Holders, constitutes a valid and binding obligation of the Company enforceable against it in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally.

(b) Representations and Warranties of the Holders. Each Holder hereby represents and warrants that he, she or it has the requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by such Holder and assuming this Agreement constitutes a valid and binding obligation of the Company, constitutes a valid and binding obligation of such Holder, enforceable against such Holder in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally.

3. Registration. On or before the 30th day following the date hereof, the Company shall file a registration statement (the “Registration Statement”) with the Commission in order to register the resale of all of the Shares under the Securities Act (the “Registration Statement”). The Company shall use its commercially reasonable efforts to cause such Registration Statement to become effective under the Securities Act within 120 days after the date hereof. Once effective, the Company shall, subject to Sections 5(c) and (d) hereof, continuously maintain the effectiveness of the Registration Statement during the Required Period.

4. Lock-up. Each of David Grant, Craig Corrance and The Estate of James Robson hereby agree (such agreement, a “Lock-Up”), for a period (the “Lock-Up Period”) beginning on the date hereof and ending on the 180th day hereafter, that such Holder shall not dispose of any Shares through sale or other form of transfer (other than (a) a transfer to such Holder’s spouse, lineal descendants, parents, grandparents, any family limited partnership, limited liability company or trust or other fiduciary relationship solely for the benefit of such persons so long as the transferee agrees to be bound by the provisions of this Section 4, (b) a transfer to another Holder so long as the transferee Holder agrees to be bound by the provisions of this Section 4 with respect to any Shares so transferred or (c) a transfer by a Holder constituting the sale on the open market, in one or more transactions, of no more than ten percent (10%) of such Holders’ Shares provided such sale has been conducted in compliance with applicable state and federal securities laws).

5. Registration Procedures.

(a) Registration Procedures. In connection with the Company’s registration obligations under Section 3, the Company shall use its commercially reasonable efforts to effect such registrations to permit the sale of Shares by Selling Holders in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company shall as promptly as reasonably practicable:

(i) prepare and file with the Commission a Registration Statement on an appropriate form under the Securities Act available for the sale of the Shares by the Selling Holders in accordance with the intended method or methods of distribution thereof; provided, however, that the Company shall (a) before filing, furnish to one firm of counsel for the Selling Holders (selected by a majority of the Selling Holders) within a reasonable period of time (but in any event at least two business days) prior to the filing hereof with the Commission to afford to such counsel, the Selling Holders and its counsel a reasonable opportunity for review, copies of the Registration Statement or Prospectus proposed to be filed, and (b) reflect in each such document, when so filed with the Commission, such written comments as such counsel to the Selling Holders may reasonably propose;

(ii) furnish, at its expense, to the Selling Holders such number of conformed copies of the Registration Statement and each amendment thereto, of the Prospectus and each supplement thereto, and of such other documents as the Selling Holders reasonably may request in writing from time to time;

(iii) prepare and file with the Commission any amendments and post-effective amendments to the Registration Statement as may be necessary and any supplements to the Prospectus as may be required or appropriate, in the view of the Company and its counsel, by the rules, regulations or instructions applicable to the registration form used by the Company or by the Securities Act to keep the Registration Statement effective during the Required Period;

(iv) promptly following its actual knowledge thereof (but in any event within two business days), notify the Selling Holders in writing:

(a) when a Registration Statement, Prospectus, Issuer Free Writing Prospectus (as defined in Rule 433 under the Securities Act) or any supplement or amendment has been filed and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective;

(b) of any comments or inquiries by the Commission or any request by the Commission or any other governmental authority for amendments or supplements to a Registration Statement, Prospectus or Issuer Free Writing Prospectus or for additional information (and to furnish the Selling Holders with copies of any correspondence related thereto);

(c) of the issuance by the Commission or any other governmental authority of any stop order or order preventing or suspending the effectiveness of a Registration Statement or the use of any Prospectus or the initiation or threatening of any proceedings for that purpose;

(d) of the receipt by the Company of any written notification with respect to the suspension of the qualification or exemption from qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

(e) of the occurrence of any event during the period a Registration Statement is effective which makes any statement made in the Registration Statement or the Prospectus or any Issuer Free Writing Prospectus untrue in any material respect or which requires the making of any changes in such Registration Statement, Prospectus or Issuer Free Writing Prospectus so that such Registration Statement, Prospectus or Issuer Free Writing Prospectus shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (provided, however, that no notice by the Company shall be required pursuant to this Section 5(a)(iv)(e) in the event that the Company either promptly files a Prospectus supplement to update the Prospectus or an appropriate Exchange Act report that is incorporated by reference into the Registration Statement, which, in either case, contains the requisite information that results in such Registration Statement no longer containing any untrue statement of a material fact or omitting to state a material fact necessary to make the statements therein or in light of the circumstances under which they were made, not misleading); and

(f) of the Company’s reasonable determination that a post-effective amendment to a Registration Statement would be required by applicable law (in which case the Company shall file the same as soon as practicable after such determination and use its commercially reasonable efforts to cause the same to become effective as soon as practicable following filing);

(v) use its commercially reasonable efforts to prevent the issuance of or obtain the withdrawal of any order suspending the effectiveness of a Registration Statement, or the lifting of any suspension of the qualification or exemption from qualification of any of the Shares for sale in any jurisdiction, at the earliest practicable date;

(vi) as promptly as reasonably practicable after the occurrence of any event contemplated by Section 5(a)(iv)(e) or 5(a)(iv)(f) hereof, use its commercially reasonable efforts to prepare (and furnish at its expense, subject to any notice by the Company in accordance with Section 5(a)(iv), to the Selling Holders a reasonable number of copies of) a supplement or post-effective amendment to the applicable Registration Statement or a supplement to the related Prospectus (including by means of an Issuer Free Writing Prospectus), or file any other required document so that, as thereafter delivered to the purchasers of the Shares being sold thereunder, such Prospectus or Issuer Free Writing Prospectus shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(vii) use its commercially reasonable efforts to (a) obtain all other approvals, consents, exemptions or authorizations from such governmental authorities as may be necessary to enable the selling Holders to consummate the disposition of such Shares and (b) comply with all applicable rules and regulations of the Commission relating to such registration and make generally available to its securityholders earning statements satisfying the provisions of Section 11(a) of the Securities Act, provided that the Company shall be deemed to have complied with this Section if it has satisfied the provisions of Rule 158 under the Securities Act (or any similar rule promulgated under the Securities Act);

(viii) use its commercially reasonable efforts to (a) ensure a CUSIP number has been assigned to all Shares and provide or cause to be maintained a transfer agent and registrar for all such Shares not later than the effectiveness of such Registration Statement , and (b) cause all Shares covered by the applicable Registration Statement quoted on the NASDAQ Global Market or such other principal national securities exchange on which the EXAC Stock is then listed, to continue to be so listed or quoted for a reasonable period of time after the offering;

(ix) use its commercially reasonable efforts to (a) procure the cooperation of the Company’s transfer agent in settling any offering or sale of Shares and (b) cooperate with the selling Holders of Shares to facilitate the timely preparation and delivery of certificates not bearing any restrictive legends representing the Shares to be sold, and cause such Shares to be issued in such denominations and registered in such names, in accordance with the instructions of the selling Holders of Shares at least three business days prior to any sale of Shares;

(x) use its commercially reasonable efforts to provide such information as may be reasonably required for any filings required to be made by the Selling Holders with the National Association of Securities Dealers, Inc. (the “NASD”) in connection with the offering under any Registration Statement of the Shares (including, without limitation, such as may be required by NASD Rule 2710 or 2720), and, upon the written request of the Selling Holders, shall use its commercially reasonable efforts to cooperate in connection with any filings required to be made with the NASD in that regard on or prior to the filing of any Registration Statement; and

(xi) hold in confidence and not make any disclosure of information concerning a Holder provided to the Company unless (a) disclosure of such information is necessary to comply with federal or state securities laws, (b) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (c) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (d) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement; and, upon learning that disclosure of such information concerning a Holder is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Holder and allow such Holder, at the Holder’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

(b) The Company may require each Holder of Shares as to which any registration is being effected to (i) furnish the Company such information regarding such Holder and the distribution of such securities as the Company may from time to time reasonably request in writing and (ii) otherwise agree to comply with the Securities Act and the Exchange Act in connection with the registration and distribution of the Shares.

(c) Upon receipt of any notice from the Company of the happening of any event of the kind described in clause (iv)(e) of Section 5(a) hereof or to the extent the Board of Directors of the Company otherwise reasonably determines in good faith that the continued effectiveness of the filing of such Registration Statement at such time would be materially detrimental to the Company and it is therefore necessary to suspend the filing of such Registration Statement, the Company may suspend the effectiveness of such Registration Statement for a period of time not to exceed 90 days in any 12 month period (the “Noneffective Period”), and such Holder will forthwith discontinue such Holder’s disposition of Shares pursuant to the registration statement relating to such Shares until such Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by clause (iv)(e) of Section 5(a) hereof, or until it is advised in writing by the Company that the use of the applicable prospectus may be resumed, and, if so directed by the Company, such Holder will promptly deliver to the Company (at the Company’s expense) all copies, other than permanent file copies, then in such Holder’s possession of the prospectus relating to such Shares current at the time of receipt of such notice.

(d) If the Company suspends a registration statement or requires Holders to cease sales of Shares pursuant to this Section 5, the Company shall, as promptly as practicable following the termination of the circumstances that entitled the Company to do so, take such actions as may be necessary to reinstate the effectiveness of such registration statement and/or give written notice to all Holders of Shares authorizing them to resume sales pursuant to such registration statement.

6. Registration Expenses. The costs and expenses (other than underwriting discount or commission, and other fees, expenses or costs payable to any underwriter, broker or dealer and such fees and expenses as state securities officials may require that the Holders pay) of all registrations and qualifications under the Securities Act, and all other actions that the Company is required to take or effect pursuant to this Agreement, shall be paid by the Company, including, without limitation, all registration and filing fees, printing, duplication, mailing and delivery expenses, costs of special audits incident to or required by any such registration, expenses relating to blue-sky compliance and listing of the Shares on any applicable exchange pursuant to the terms of this agreement and fees and disbursements of counsel for the Company and the reasonable fees and disbursements of one counsel chosen by the Holders to represent all of the Holders.

7. Indemnification.

(a) Indemnification by the Company. The Company agrees to indemnify and hold harmless each Holder owning Shares registered pursuant to this Agreement, such Holder’s Affiliates, and their respective officers, directors, employees and agents, and each Person, if any, who controls any such Holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively referred to for purposes of Sections 7 through 9 of this Agreement as a “Holder”), from and against any and all losses, claims, damages and liabilities (including without limitation, subject to Section 8, the reasonable legal fees and other reasonable out-of-pocket expenses incurred in investigating, responding to or defending against any claim, challenge, litigation, investigation or proceeding, including without limitation, all costs of appearing as a witness in any claim, challenge, litigation, investigation or proceeding) caused by any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement pursuant to which any Shares were registered under the Securities Act, Prospectus or preliminary prospectus or Issuer Free Writing Prospectus, or any amendment thereof or supplement thereto, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary, in the case of any Prospectus or Issuer Free Writing Prospectus, in light of the circumstances under which they were made, to make the statements therein not misleading; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, Prospectus, amendment, supplement or Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Company by such participating Holder or any other Person who participates as an underwriter in the offering or sale of such securities, in either case specifically stating that it is for use in the preparation thereof or that is corrected in any subsequent prospectus that was delivered to Holders at least two business days prior to the relevant sale date. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any participating Holder or any such underwriter or controlling Person and shall survive the transfer of such securities by the Holder.

(b) Indemnification by Holders. Each Holder agrees, severally and not jointly, to indemnify and hold harmless, the Company, the directors, and officers of the Company and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity contained in Section 7(a) from the Company to the Holders, as incurred, but only with respect to information relating to such Holder in conformity with such written information as furnished to the Company in writing by such Holder expressly for use in any Registration Statement, Prospectus or preliminary prospectus or Issuer Free Writing Prospectus, or any amendment or supplement thereto.

8. Conduct of Indemnification Proceedings. If any claim, challenge, litigation, investigation or proceeding (including any governmental or regulatory investigation) shall be brought or asserted against any Person in respect of which indemnity may be sought pursuant to either of Section 7(a) or Section 7(b), such Person (the “Indemnified Person”) shall promptly notify the Person against whom such indemnity may be sought (the “Indemnifying Person”) in writing; provided that (i) the omission to so notify the Indemnifying Party shall not relieve it from any liability that it may have hereunder except to the extent it has been materially prejudiced by such failure and (ii) the omission to so notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than on account of Sections 7 through 9 of this Agreement. In case any such claim, challenge, litigation, investigation or proceeding is brought against any Indemnified Person and it notifies the Indemnifying Person of the commencement thereof, the Indemnifying Person shall be entitled to participate therein and, to the extent that it may elect by written notice delivered to such Indemnified Person, to assume the defense thereof and retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Person may designate in such proceeding and shall pay the reasonable fees and expenses of such counsel related to such proceeding. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed in writing to the contrary, (ii) the Indemnifying Person shall have failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person as contemplated by the preceding sentence or (iii) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interests between them. It is understood that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for the Holders and such control Persons of the Holders shall be designated in writing by such Holders and any such separate firm for the Company, the directors and officers of the Company and such control Persons of the Company shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any pending or threatened proceeding effected without its prior written consent (which consent shall not be unreasonably withheld), but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify in accordance with, and subject to the limitations of, Section 7(a) and Section 7(b) above, as the case may be, any Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding anything in this Section 8 to the contrary, if at any time an Indemnified Person shall have requested the Indemnifying Party to reimburse such Indemnified Person for legal or other expenses in connection with investigating, responding to or defending any Proceedings as contemplated by Sections 7 through 9 of this Agreement, the Indemnifying Party shall be liable for any settlement of any Proceedings effected without its written consent if (i) such settlement is entered into more than (x) 60 days after receipt by the Indemnifying Party of such request for reimbursement and (y) 30 days after receipt by the Indemnified Party of the material terms of such settlement and (ii) the Indemnifying Party shall not have reimbursed such Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the prior written consent of the Indemnified Persons (which consent shall not be unreasonably withheld), effect any settlement of any pending proceeding in respect of which any Indemnified Person is a party or of any threatened proceeding in respect of which any Indemnified Person could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement (i) includes an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such proceeding and (ii) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

9. Contribution, etc.

(a) If the indemnification provided for in Sections 6 through 8 of this Agreement is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Holder on the other hand with respect to the sale by such Holder of Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of such Holder on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and such Holder on the other shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by such Holder and the parties’ relevant intent, knowledge, information and opportunity to correct or prevent such statement or omission.

(b) The Company and the Holders agree that it would not be just and equitable if contribution pursuant to Sections 7 through 9 of this Agreement were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or any other method of allocation that does not take account of the equitable considerations referred to in this Section 9. The amount paid or payable by an Indemnified Person as a result of losses, claims, damages and liabilities referred to in this Section 9 shall be deemed to include, subject to the limitations set forth in Sections 7 and 8 above, any reasonable legal or other reasonable out-of-pocket expenses incurred by such Indemnified Person not otherwise reimbursed in connection with investigating or defending any such action or claim. Notwithstanding the provisions of Sections 7 through 9 of this Agreement, in no event shall any Holder be required to contribute any amount in excess of the amount by which the total amount received by such Holder with respect to its sale of Shares pursuant to any Registration Statement exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(c) The remedies provided for in Sections 7 through 9 of this Agreement are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Party at law or in equity.

(d) The indemnity and contribution agreements contained in Sections 7 through 9 of this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Holder or any Person controlling any Holder or by or on behalf of the Company, the officers or directors of each of the Company or any other Person controlling the Company and (iii) the sale by a Holder of Shares covered by any Registration Statement.

10. Priority. The indemnification provisions contained in this Agreement shall supersede the general indemnification provisions in the Merger Agreement.

11. Rule 144. With a view to making available the benefits of certain rules and regulations of the Commission which may permit the sale of Shares to the public without registration, the Company agrees to (a) use its commercially reasonable efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; (b) upon written request of any Holder of Shares, furnish to such Holder promptly a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act, and such other reports and documents as any Holder reasonably may request in availing itself of any rule or regulation of the Commission allowing such Holder to sell any Shares without registration; and (c) take such other actions as may be reasonably required to consummate any distribution of Shares that may be permitted in accordance with the terms and conditions of Rule 144.

12. Private Placement. The Company agrees that nothing in this Agreement shall prohibit the Holders, at any time and from time to time, from selling or otherwise transferring Shares pursuant to a private placement or other transaction which is not registered pursuant to the Securities Act. To the extent requested by a Holder, the Company shall take all reasonable steps necessary to assist and cooperate with such Holder to facilitate such sale or transfer.

13. Interpretation; Construction.

(a) In this Agreement, unless otherwise indicated, (i) references to articles, sections (or subdivisions of sections), recitals, preambles, schedules or exhibits are to those of this Agreement, (ii) uses of the singular of a term defined collectively are references to such singular item and uses of the plural of a term defined singularly are references to the collection of such items, (iii) references to any governmental rules shall be construed to include any and all amendments, modifications, supplements thereto or restatements or replacements thereof enacted or implemented subsequent to the date hereof, (iv) references to a number of securities or Shares, such numbers shall be appropriately adjusted to reflect any recapitalization, (v) references to agreements and other contractual instruments shall be deemed to include all appendices, schedules, exhibits, annexes and attachments attached thereto and all subsequent amendments, restatements and other modifications to such agreements, (vi) references to any Person include such Person’s permitted successors and assigns, (vii) the words “herein,” “hereof,” and “hereunder” or other words of similar import refer to this Agreement as a whole, including the exhibits hereto, as the same may from time to time be amended, modified or supplemented, and not to any particular article, section, subsection or clause contained in this Agreement, (viii) the term “including” shall not be limiting or exclusive, unless specifically indicated to the contrary and (ix) references to “dollars” or “$” are to U.S. dollars.

(b) The preamble and recitals of this Agreement are hereby incorporated by reference and shall be construed for all purposes as being part of this Agreement, and each applicable party represents to their accuracy.

(c) This Agreement has been negotiated and drafted jointly by the respective parties hereto and their attorneys, and the language hereof will not be construed for or against either party.

14. Notices. All notices or other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given (i) when delivered personally, (ii) three business days after being mailed by certified or registered mail, return receipt requested and postage prepaid, (iii) when received, if sent by overnight delivery service or international courier or (iv) when sent, if sent by email or fax. Either party may change its address, email address or fax number for the purposes hereof upon notice to the other party. Such notices or other communications shall be sent to each Party as follows:

(a)	If to the Company:

Exactech, Inc.

2320 N.W. 66th Court

Gainesvillle, FL 32653

Facsimile:

Email:

with a copy to:

Greenberg Traurig, P.A.

1221 Brickell Avenue

Miami, Florida 33131

Attention: Jaret L. Davis, Esq.

Facsimile: (305) 961-5676

Email: DavisJ@gtlaw.com

(b)	If to the Holders:

Facsimile:

Email:

with a copy to:

Halleland Lewis Nilan & Johnson

600 U.S. Bank Plaza South

220 South Sixth Street

Minneapolis, Minnesota 55402

Attention: Robert A. Kukuljan, Esq.

Facsimile: (612) 338-1838

Email: rkukuljan@halleland.com

15. Governing Law; Jurisdiction; Waiver of Jury Trial; Service of Process. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF FLORIDA, WITHOUT REGARD TO CONFLICT-OF-LAW PROVISIONS. IN CONNECTION WITH THE ADJUDICATION OF ANY DISPUTES RELATING TO THIS AGREEMENT, EACH PARTY HEREBY IRREVOCABLY (A) SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN MIAMI-DADE COUNTY, FLORIDA, (B) WAIVES, AND AGREES NOT TO ASSERT, (1) ANY CLAIM THAT IT IS NOT SUBJECT TO THE JURISDICTION OF ANY SUCH COURT OR THAT SUCH PROCEEDING HAS BEEN COMMENCED IN AN IMPROPER OR INCONVENIENT FORUM AND (2) ANY RIGHT IT MAY HAVE TO TRIAL BY JURY AND (C) AGREES THAT SERVICE OF ANY PROCESS, SUMMONS, NOTICE OR DOCUMENT BY U.S. REGISTERED MAIL TO SUCH PARTY’S ADDRESS AS PROVIDED HEREIN SHALL BE EFFECTIVE FOR ANY ACTION, SUIT OR PROCEEDING WITH RESPECT TO ANY MATTER FOR WHICH IT HAS SUBMITTED TO JURISDICTION HEREBY.

16. Remedies. The parties acknowledge and agree that the remedy at law for any breach hereunder would be inadequate and that each of them shall be entitled to specific performance, injunctive relief or other equitable remedies in the event of any such breach. The rights and remedies provided herein shall be cumulative and not exclusive of any other rights or remedies available to a party and the failure by a party to exercise a right hereunder shall not operate as a waiver of a breach nor shall it prevent such party from doing so later with respect to such breach or any subsequent breach. If a party obtains a judgment against another party by reason of such other party’s breach of this Agreement or the failure to comply with the terms hereof, reasonable attorneys’ fees and expenses shall be included in such judgment.

17. Amendments, Waivers. This Agreement may be amended and the terms and conditions of this Agreement may be waived, only by a written instrument, signed by the Company and the holders of a majority of the Shares.

18. Covenants Regarding Commission Filings. The Company agrees that each Parent SEC Document (as defined in the Merger Agreement) filed subsequent to the date hereof will comply, as to form in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as the case may be and will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

19. Assignment; Certain Specified Third Party Beneficiaries. This Agreement shall be binding upon, inure to the benefit of and be enforceable by each of the parties and their respective successors and assigns; provided, however, that neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned or delegated by a Holder to any third party who purchases or is otherwise a permitted transferee of such Shares from the Holder, unless (i) such transferee of the Shares that is not a party to this Agreement shall have executed and delivered to the Secretary of the Company a properly completed joinder agreement (a “Joinder Agreement”) substantially in the form of Exhibit B, and (ii) the Holder selling the Shares shall have delivered to the Secretary of the Company written notice of such transfer setting forth the name of such Holder, the name and address of the transferee and the number of Shares that shall have been so transferred; and provided, further, that this Agreement and the rights, interests and obligations hereunder may be assigned, transferred or delegated by a Holder to any Affiliate of such Holder upon the execution of a Joinder Agreement by such Affiliate. This Agreement (including the documents and instruments referred to in this Agreement) is not intended to and does not confer upon any Person any rights or remedies under this Agreement other than the parties hereto, their permitted successors and assigns and any Indemnified Person.

20. Entire Agreement. This Agreement constitutes the entire understanding among the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings, express or implied, oral or written.

21. Severability. Any term or provision hereof that is held by a tribunal of competent authority to be invalid, void or unenforceable shall not affect the validity or enforceability of the remaining terms and provisions hereof and the scope, duration, or applicability of the invalid, void or unenforceable term or provision shall be amended to delete the necessary words or phrases, or to replace such term or provision with a term or provision that is valid and enforceable, so as to come as close as possible to achieving the economic, legal, or other purposes of such unenforceable term or provision.

22. Further Assurances. Each Party shall do and perform or cause to be done and performed all such further acts and shall execute, amend and deliver all such other agreements, certificates, instruments and documents and give such further written assurances as the other party may reasonably request in order to evidence and give effectiveness to the transactions contemplated hereby and carry out the intent of this Agreement.

23. Termination. This Agreement may be terminated at any time by a written instrument signed by the parties hereto. Unless sooner terminated in writing by the Parties, this Agreement (other than Section 5(a)(xi), Section 6, Sections 7 through 9 and Sections 14 through 24 hereof, which shall survive) shall terminate when there are no Shares outstanding.

24. Counterparts. This Agreement may be executed in counterparts and such counterparts may be delivered in electronic format (including by fax and email). Such delivery of counterparts shall be conclusive evidence of the intent to be bound hereby and each such counterpart and copies produced therefrom shall have the same effect as an original. To the extent applicable, the foregoing constitutes the election of the parties to invoke any federal or state law authorizing electronic signatures.

25. Termination of Agreement. This Agreement shall terminate and all rights and obligations hereunder shall cease upon the expiration of the Required Period.

26. Effective Date of Agreement. This Agreement shall become effective on the Closing Date (as such term is defined in the Merger Agreement).

[signature pages follow]

IN WITNESS WHEREOF, the parties have executed this Agreement by their duly authorized representatives as of the date set forth in the first paragraph.

HOLDERS:

[to come]

S-1

EXACTECH, INC.

By:
Name:
Title:

S-2

EXHIBIT A

Holders

[to come]

EXHIBIT B

FORM OF JOINDER AGREEMENT

THIS JOINDER AGREEMENT is made and entered into by the undersigned with reference to the following facts:

Reference is made to the Registration Rights Agreement, dated as of                     , 2008, as amended (the “Agreement”), by and among Exactech, Inc., a Florida corporation (the “Company”), the Holders. (as defined therein) and any other parties identified on the signature pages of any joinder agreements substantially similar to this Joinder Agreement executed and delivered pursuant to Section 18 of the Registration Rights Agreement. Capitalized terms used but not defined in this Joinder Agreement shall have the meanings ascribed thereto in the Agreement.

The undersigned hereby acknowledges that matters pertaining to the registration of such Shares is governed by the Agreement, and the undersigned hereby (1) acknowledges receipt of a copy of the Agreement, and (2) agrees to be bound as a Holder by the terms of the Agreement, as the same has been or may be amended from time to time.

This Joinder Agreement shall bind, and inure to the benefit of, the parties hereto and their respective devisees, heirs, personal and legal representatives, executors, administrators, successors and assigns. This Joinder Agreement shall be construed and enforced in accordance with the laws of the State of Florida without regard or giving effect to its principles of conflicts of law.

[Signatures Follow on Next Page]

IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of                     .

(Print Name of Additional Party)

By:
Name:
Title:
Address and Facsimile Number for Notices:
I.R.S. I.D. #:

Acknowledged and Agreed by:

EXACTECH, INC.

By:
Name:
Title: